SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 2005


                            EAGLE BULK SHIPPING INC.
           (Exact name of each Registrant as specified in its Charter)



         Marshall Islands               000-51366                 98-0453513
 (State or other jurisdiction      (Commission File Number)     (IRS employer
of incorporation or organization)                            identification no.)

      477 Madison Avenue                                          10022
         Suite 1405                                             (Zip Code)
     New York, New York

    (Address of principal
      executive offices)


(Registrant's telephone number, including area code): (212) 785-2500

Item 8.01. Other Events


Effective December 19, 2005 the address of the principal executive offices of Eagle Bulk Shipping Inc. (the "Company") has changed. The new address is 477 Madison Avenue, New York, NY 10022. The Company's telephone number, facsimile number and web site address remain unchanged.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


December 19, 2005
                                EAGLE BULK SHIPPING INC.


                                By:  /s/ Sophocles N. Zoullas
                                         -----------------------------------
                                         Sophocles N. Zoullas
                                         Chief Executive Officer and President


25083.0001 #627958